 Fourth-Quarter Fiscal 2017 Earnings  November 6, 2017  / efficacy usability allure integrity profitability

 Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “objectives,” “may,” “will,” “should,” “plans” and “intends” and the negative of these words or other comparable terminology. Ashland may from time to time make forward-looking statements in its annual reports, quarterly reports and other filings with the SEC, news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the impact of acquisitions and/or divestitures Ashland has made or may make, including the acquisition of Pharmachem (including the possibility that Ashland may not realize the anticipated benefits from such transactions); Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the potential that Ashland does not realize all of the expected benefits of the separation of its Valvoline business; and severe weather, natural disasters, cyber events and legal proceedings and claims (including product recalls, environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in Ashland’s most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this presentation whether as a result of new information, future events or otherwise. Information on Ashland’s website is not incorporated into or a part of this presentation.Regulation G: Adjusted ResultsThe information presented herein regarding certain unaudited adjusted results does not conform to generally accepted accounting principles in the United States (U.S. GAAP) and should not be construed as an alternative to the reported results determined in accordance with U.S. GAAP. Ashland has included this non-GAAP information to assist in understanding the operating performance of the company and its reportable segments. The non-GAAP information provided may not be consistent with the methodologies used by other companies. All non-GAAP information related to previous Ashland filings with the SEC has been reconciled with reported U.S. GAAP results. Although Ashland provides forward-looking guidance for adjusted EBITDA, adjusted EPS and free cash flow, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP-reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.  2

 Fourth Quarter Summary

Ashland Global Holdings Inc.

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sep. 30,		
	2017	2016	Change
Sales	$ 880	$ 754	17 %
Gross profit	$ 269	$ 224	20 %
Gross profit as a percent of sales	30.6 %	29.7 %	90 bp
Selling, general and admin./R&D costs	$ 184	$ 156	18 %
Operating income	$ 84	$ 69	22 %
Operating income as a percent of sales	9.5 %	9.2 %	30 bp
Depreciation and amortization	$ 77	$ 74	4 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 161	$ 143	13 %
EBITDA as a percent of sales	18.3 %	19.0 %	(70) bp
Net interest expense	$ 31	$ 40	(23) %
Effective tax expense (benefit) rate	6 %	(5) %	1,100 bp
Income from continuing operations	$ 50	$ 30	67 %
Diluted share count (million shares)	64	63	2 %
Earnings per share (EPS)	$ 0.78	$ 0.48	63 %

Highlights

- Sales up 17%; acquisitions and currency contributing 10 percentage points and 1 percentage point, respectively
- Reported net loss of $58 million; loss from continuing operations of $53 million or $0.84 per diluted share
- EBITDA up 13% to $161 million
- Adjusted EPS equaled $0.78
- Excl. intangible amortization, adjusted EPS would have been $1.04

Key Drivers

- All three reportable segments show organic year-over-year (YOY) improvements
- Acquisitions make strong contributions
- Tax rate lower than expected due to income mix

1 Ashland's earnings release dated November 6, 2017, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

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Specialty Ingredients

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sep. 30,		
	2017	2016	Change
Sales	$ 598	$ 532	12 %
Gross profit	$ 216	$ 184	17 %
Gross profit as a percent of sales	36.1 %	34.6 %	150 bp
Selling, general and admin./R&D costs	$ 136	$ 117	16 %
Operating income	$ 78	$ 67	16 %
Operating income as a percent of sales	13.0 %	12.6 %	40 bp
Depreciation and amortization	$ 63	$ 59	7 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 141	$ 126	12 %
EBITDA as a percent of sales	23.6 %	23.7 %	(10) bp

Highlights

- Sales up 12%
- Gross profit margin up 150 bps
- EBITDA up 12%

Key Drivers

- Strong Pharmachem contribution; increased EBITDA from the business excluding acquisition impact
- Gross profit improvement driven by gains in Personal Care, Pharma and better asset utilization, more than offset greater-than-anticipated raw material inflation
- Additional pricing actions introduced during the quarter
- SG&A increase driven primarily by acquisition and currency

1 Ashland's earnings release dated November 6, 2017, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

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Specialty Ingredients

Sales Trends by End Market

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sep. 30,		
	2017	2016	Change
Personal care	$ 146	$ 142	3 %
Pharma	88	86	2 %
Adhesives	85	85	- %
Coatings	84	84	- %
Construction, Energy, PS[1]	82	77	6 %
Pharmachem	68	-	- %
Nutrition & Other	45	47	(4) %
Exited construction China JV	-	11	(100) %
Total sales	$ 598	$ 532	12 %

End Market Commentary

- New products helped drive positive Personal Care growth
- Improved asset utilization enabled cellulosic excipient growth in Pharma
- Pharmachem was a strong contributor, consistent with expectations
- Coatings and Adhesives sales flat as the team worked to drive pricing
- Targeted sales in support of asset utilization in improving Construction and Energy end markets
- Currency[2] contributed 1 percentage point to sales growth

1 Performance Specialties
2 Average USD / EUR of $1.17 in current quarter compared to $1.12 in prior-year period.

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Composites

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sep. 30,		
	2017	2016	Change
Sales	$ 219	$ 162	35 %
Gross profit	$ 41	$ 32	28 %
Gross profit as a percent of sales	18.8 %	19.6 %	(80) bp
Selling, general and admin./R&D costs	$ 25	$ 23	9 %
Operating income	$ 17	$ 9	89 %
Operating income as a percent of sales	7.8 %	5.6 %	220 bp
Depreciation and amortization	$ 6	$ 5	20 %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 23	$ 14	64 %
EBITDA as a percent of sales	10.5 %	8.6 %	190 bp

Highlights

- Sales up 35%
- EBITDA up 64%
- EBITDA margin up 190 bps

Key Drivers

- Strong growth driven by gains in all key end markets and regions
- Continued pricing discipline through focus on commercial excellence and value selling
- Acquisition also contributed 10 percentage points to sales growth

1 Ashland's earnings release dated November 6, 2017, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

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Intermediates & Solvents

Adjusted Results Summary[1]

($ in millions) Preliminary	Fiscal Fourth Quarter Three months ended Sep. 30, 2017	2016	Change
Sales	$ 63	$ 60	5 %
Gross profit	$ 11	$ 2	450 %
Gross profit as a percent of sales	17.0 %	3.4 %	1,360 bp
Selling, general and admin./R&D costs	$ 8	$ 7	14 %
Operating income (loss)	$ 3	$ (5)	(160) %
Op. income (loss) as a percent of sales	4.8 %	(8.3) %	1,310 bp
Depreciation and amortization	$ 7	$ 8	(13) %
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$ 10	$ 3	233 %
EBITDA as a percent of sales	15.9 %	5.0 %	1,090 bp

Highlights

- Sales up 5%
- EBITDA increased to $10 million
- EBITDA margin increased to 15.9%

Key Drivers

- Strong price escalation during the quarter
- Market demand remains healthy

1 Ashland's earnings release dated November 6, 2017, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.

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 Fiscal Year Summary

Ashland Global Holdings Inc.

Fiscal Year 2017 Summary[1]

($ in millions) Preliminary	Fiscal Year Twelve months ended Sep. 30, 2017	2016	Change
Sales			
Specialty Ingredients	$ 2,216	$ 2,089	6 %
Composites	779	669	16 %
Intermediates & Solvents	265	261	2 %
Total	$ 3,260	$ 3,019	8 %
Adjusted EBITDA			
Specialty Ingredients	$ 493	$ 476	4 %
Composites	89	85	5 %
Intermediates & Solvents	26	31	(16) %
Unallocated	(38)	6	- %
Total	$ 570	$ 598	(5) %
Less Valvoline (VVV)-related items:			
Pension income for plans transferred	$ -	$ (63)	- %
Corporate costs previously allocated	-	22	- %
Adj. EBITDA less VVV pension/corp. costs	$ 570	$ 557	2 %

Full Year Highlights

- Sales up 8% to $3.3 billion
- Sales growth in all three segments
- Results include the impact of ~$85 million of YOY raw material cost increases and unfavorable FX
- Completed final Valvoline (VVV) separation
- Acquired Pharmachem and a composites facility in Etain, France
- Operating cash flow of $255 million
- Capital expenditures of $199 million
- Free cash flow[2] (FCF) of $56 million, inclusive of ~$80 million of one-time separation-related payments
- Board reauthorized remaining $500 million on the $1 billion share repurchase authorization

1 Ashland's earnings release dated November 6, 2017, available on Ashland's website at http://investor.ashland.com, reconciles free cash flow to amounts reported under GAAP. See Appendix D for a reconciliation of adjusted EBITDA.

2 Definition of free cash flow: operating cash flow less capital expenditures and other items Ashland has deemed non-operational (if applicable).

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 Outlook Summary

Ashland Global Holdings Inc.

First-Quarter Fiscal 2018 Outlook

Highlights

- Expect Q1 adjusted EPS in the range of $0.35 - $0.45 vs. $0.14 prior year
- Based on an effective tax rate of 10 percent

Key Drivers

- Specialty Ingredients
  - Continued contribution from Pharmachem
  - Excluding acquisitions, improving YOY sales growth
  - Seasonality consistent with historical patterns
  - Continued gains driven by better asset utilization
  - Coatings expected to return to growth; positive traction seen in October results
  - Price vs. raw material costs nearing parity in a volatile and inflationary environment
- Composites: continued growth and pricing discipline
- I&S: continued price recovery in BDO and related derivatives

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Ashland Global Holdings Inc.

Fiscal Year 2018 Outlook

Highlights

- Adjusted EPS outlook in the range of $3.20 - $3.40 representing YOY growth in the range of ~30 - 40%[1]
- Growth driven by:
  - $0.50 - $0.70 base earnings growth
  - ~$0.12 impact from acquisitions / divestitures made during FY2017[2]
  - ~$0.14 favorable FX rates, driven primarily by the Euro[3] (assumed $1.17 USD/EUR for full year)
  - Based on an effective tax rate of 10% for the year
- Cash tax rate in the range of 20 – 25%
- FCF[4] greater than $220 million, consistent with Investor Day expectations

	FY2018 Outlook
Adjusted EBITDA	
- Specialty Ingredients	$560 - $590 million
- Composites	$85 - $95 million
- Intermediates & Solvents	$40 - $50 million
- Unallocated and Other	($35 - $45 million)
Key Operating Metrics	
- Free cash flow[4]	> $220 million
- Adj. earnings per share (EPS)	$3.20 - $3.40
Corporate Items	
- Depreciation & amortization	~$290 million
- Interest expense	$125 - $135 million
- Effective tax rate	8 - 13%
- Capital expenditures	$195 - $205 million
- Diluted share count	~64 million

1. For fiscal 2017, loss from continuing operations per diluted share was $1.69 and adjusted earnings from continuing operations per diluted share was $2.44. Ashland's earnings release dated November 6, 2017, available on Ashland's website at http://investor.ashland.com, reconciles adjusted amounts to amounts reported under GAAP.
2. Assumes estimated operating income impact, less interest expense from Pharmachem debt, effective tax rate of 35%, 64 million diluted share outstanding.
3. Estimated currency sensitivity, primarily driven by the Euro, of approximately $1.5 million of annual adjusted EBITDA or YOY Euro cent change.
4. Definition of free cash flow: operating cash flow less capital expenditures and other items Ashland has deemed non-operational (if applicable).

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 Appendix A: Bridges

 Specialty IngredientsSales and Adjusted EBITDA Bridges  ($ millions)Preliminary  15  Acquisitions include Pharmachem Laboratories, Inc.  0%  Q4 2016  Volume / Mix  532  598  0%  1%  11%  Sales  Price  FX  Acq/Div/Other1  Q4 2017  2  Q4 2016  Volume/ Mix  126  141  3  (2)  2  10  Adjusted EBITDA  Margin  SG&A  FX  Q4 2017  Acq/Div/Other1

 CompositesSales and Adjusted EBITDA Bridges  ($ millions)Preliminary  16  Acquisitions include the composites facility in Etain, France.  13%  Q4 2016  Volume / Mix  162  219  9%  2%  11%  Sales  Price  FX  Acq/Div/Other1  Q4 2017  5  Q4 2016  Volume/ Mix  14  23  2  (1)  1  2  Adjusted EBITDA  Margin  SG&A  FX  Q4 2017  Acq/Div/Other1

 Intermediates & SolventsSales and Adjusted EBITDA Bridges  ($ millions)Preliminary  17  (6%)  Q4 2016  Volume / Mix  60  63  8%  3%  0%  Sales  Price  FX  Acq/Div/Other  Q4 2017  0  Q4 2016  Volume/ Mix  3  10  8  (1)  0  0  Adjusted EBITDA  Margin  SG&A  FX  Q4 2017  Acq/Div/Other

 Appendix B: Key Items and Balance Sheet

 Fiscal Fourth Quarter – Continuing OperationsKey Items Affecting Income        19

   Liquidity and Net Debt    ($ in millions)      20

 Appendix C: Business Profiles  12 Months Ended September 30, 2017

 Corporate Profile  By business unit  By geography  1 For 12 months ended September 30, 2017.2 Ashland includes only U.S. and Canada in its North America designation.  North America240%  Asia Pacific18%  LatinAmerica/Other - 9%  Europe 33%    SpecialtyIngredients68%  Intermediates and Solvents8%  Composites24%  Sales1 - $3.3 Billion  22

 Corporate Profile  For 12 months ended September 30, 2017. See Appendix D for reconciliation to amounts reported under GAAP.  NYSE Ticker Symbol:  ASH  Total Employees:  ~6,500   Outside North America  ~50%  Number of Countries in Which Ashland Has Sales:  More than 100  SpecialtyIngredients81%  Intermediates and Solvents4%  Adjusted EBITDA1 - $570 Million  23

 Specialty Ingredients  Salesby Market2  For 12 Months Ended September 30, 2017Sales: $2.2 billionAdjusted EBITDA: $493 million1Adjusted EBITDA Margin: 22.2%1  Salesby Product  Cellulosics 36%  PVP18%  Adhesives 15%  North America 40%  AsiaPacific 19%  Europe 31%  Latin America/Other – 10%  Actives – 6%  Vinyl Ethers6%  Salesby Geography3  1 See Appendix D for reconciliation to amounts reported under GAAP.2 Within the Sales by Market chart above, Industrial Specialties are presented in green and Consumer Specialties are presented in blue.3 Includes Pharmachem’s sales for the period May 17, 2017 through September 30, 2017, the period for which Pharmachem was owned.  24  A global leader of cellulose ethers, vinyl pyrrolidones and biofunctionals  Pharmachem3 5%  Pharmachem3 5%

Composites

A global leader in unsaturated polyester resins, vinyl ester resins and gel coats

Sales by Market


Marine 23%
Transportation 11%
Construction: Infrastructure 8%
Construction: Industrial 39%
Construction: Residential 19%

Sales by Product


Gel coats and other 17%
UPR/VER2 83%

Sales by Geography


Europe 30%
Asia Pacific – 15%
Latin America/ Other 8%
North America 47%

For 12 Months Ended September 30, 2017

Sales: $779 million

Adjusted EBITDA: $89 million[1]

Adjusted EBITDA Margin: 11.4%[1]

[1] See Appendix D for reconciliation to amounts reported under GAAP.

[2] UPR stands for unsaturated polyester resins and VER stands for vinyl ester resins.

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Intermediates and Solvents  Salesby Geography  For 12 Months Ended September 30, 2017Sales: $265 millionAdjusted EBITDA: $26 million1Adjusted EBITDA Margin: 9.8%1  Salesby Product  Butanediol39%  Derivatives61%  GeneralIndustrial 28%  Plastics/Polymers31%  Salesby Application  North America 22%  Asia Pacific 18%  Europe 57%  Latin America/Other 3%  1 See Appendix D for reconciliation to amounts reported under GAAP.  26  A global leader in butanediol and related derivatives  Pharma 16%  Agriculture7%

 Appendix D: Non-GAAP Reconciliation1  Although Ashland provides forward looking guidance for adjusted EBITDA in this presentation, Ashland is not reaffirming or providing forward-looking guidance for U.S. GAAP reported financial measures or a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort.

 Ashland Global Holdings Inc. and Consolidated SubsidiariesReconciliation of Non-GAAP Data for 12 Months Ended September 30, 2017  North America2__%  Asia Pacific__%  LatinAmerica/Other - _%  Europe __%  AshlandSpecialtyIngredients__%  AshlandPerformanceMaterials__%  Valvoline__%  1 Quarterly totals may not sum to actual results due to quarterly rounding conventions. Calculation of adjusted EBITDA for each quarter has been reconciled within certain financial filings with the SEC and posted on Ashland's website for each reportable segment.   28

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